 Listing Report: Supplement No. 152 dated Mar 11, 2020 to Prospectus dated Dec 12, 2019
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-225797 and 333-225797-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Dec 12, 2019 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Dec 12, 2019 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Dec 12, 2019, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 10989317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$24,500	Term:	36 months	Initial Status:	F

Investor yield:	7.74%	Borrower rate/APR:	8.74% / 12.28%	Monthly payment:	$1,108.76

Investor servicing fee:	1.00%	Historical Return*:	3.56% - 6.07%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Aug-2002	Debt/Income ratio:	26%
TU FICO range:	780-799 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	18y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Retail Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$542	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	2%
		Has Mortgage:	Yes	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11185255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Term:	36 months	Initial Status:	F

Investor yield:	29.24%	Borrower rate/APR:	30.24% / 34.27%	Monthly payment:	$255.50

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Sep-2015	Debt/Income ratio:	45%
TU FICO range:	640-659 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Food Service
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$9,810	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10988990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,600.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,920	Term:	36 months	Initial Status:	F

Investor yield:	7.49%	Borrower rate/APR:	8.49% / 12.02%	Monthly payment:	$808.01

Investor servicing fee:	1.00%	Historical Return*:	3.56% - 6.07%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	May-2008	Debt/Income ratio:	24%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$16,738	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Has Mortgage:	No	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11185054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	6.04%	Borrower rate/APR:	7.04% / 9.82%	Monthly payment:	$154.48

Investor servicing fee:	1.00%	Historical Return*:	3.37% - 4.83%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Sep-2005	Debt/Income ratio:	11%
TU FICO range:	740-759 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	23y 8m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Clerical
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,128	Stated income:	$50,000-74,999
Delinquencies in last 7y:	6	Bankcard utilization:	21%
		Has Mortgage:	Yes	Borrower's state:	Illinois
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11184853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Term:	36 months	Initial Status:	F

Investor yield:	12.79%	Borrower rate/APR:	13.79% / 17.43%	Monthly payment:	$272.61

Investor servicing fee:	1.00%	Historical Return*:	3.65% - 7.15%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Feb-2004	Debt/Income ratio:	14%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	14 / 14	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Laborer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,832	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Has Mortgage:	Yes	Borrower's state:	Alaska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10988741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,300.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,710	Term:	60 months	Initial Status:	F

Investor yield:	13.24%	Borrower rate/APR:	14.24% / 16.57%	Monthly payment:	$123.98

Investor servicing fee:	1.00%	Historical Return*:	3.65% - 7.15%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Dec-2008	Debt/Income ratio:	18%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	14 / 14	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$12,847	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Has Mortgage:	Yes	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10988615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	18.24%	Borrower rate/APR:	19.24% / 23.01%	Monthly payment:	$73.55

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 7.30%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	May-2011	Debt/Income ratio:	5%
TU FICO range:	640-659 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	14y 9m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Laborer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$0	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	Not available
		Has Mortgage:	Yes	Borrower's state:	Maryland
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11184724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Term:	36 months	Initial Status:	F

Investor yield:	22.64%	Borrower rate/APR:	23.64% / 27.51%	Monthly payment:	$780.88

Investor servicing fee:	1.00%	Historical Return*:	3.04% - 8.58%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Nov-2006	Debt/Income ratio:	20%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$20,197	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11160114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,600.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,620	Term:	36 months	Initial Status:	F

Investor yield:	28.24%	Borrower rate/APR:	29.24% / 33.25%	Monthly payment:	$277.44

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Dec-2005	Debt/Income ratio:	47%
TU FICO range:	680-699 (Feb-2020)	Inquiries last 6m:	1	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	23 / 23	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Construction
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$21,611	Stated income:	$50,000-74,999
Delinquencies in last 7y:	2	Bankcard utilization:	53%
		Has Mortgage:	Yes	Borrower's state:	Illinois
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10931138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,400	Term:	60 months	Initial Status:	F

Investor yield:	19.99%	Borrower rate/APR:	20.99% / 23.49%	Monthly payment:	$595.05

Investor servicing fee:	1.00%	Historical Return*:	3.04% - 8.58%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Oct-2013	Debt/Income ratio:	38%
TU FICO range:	660-679 (Feb-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	18 / 18	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Analyst
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,136	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Has Mortgage:	No	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11181795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$30,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$21,000	Term:	60 months	Initial Status:	F

Investor yield:	15.49%	Borrower rate/APR:	16.49% / 18.88%	Monthly payment:	$737.38

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 7.30%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Dec-1985	Debt/Income ratio:	43%
TU FICO range:	740-759 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	12 / 12	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$26,081	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Has Mortgage:	No	Borrower's state:	Virginia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11174110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Term:	36 months	Initial Status:	F

Investor yield:	8.04%	Borrower rate/APR:	9.04% / 12.58%	Monthly payment:	$190.91

Investor servicing fee:	1.00%	Historical Return*:	3.56% - 6.07%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Apr-2009	Debt/Income ratio:	11%
TU FICO range:	800-819 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Skilled Labor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,564	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Has Mortgage:	Yes	Borrower's state:	Washington
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11163319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Term:	60 months	Initial Status:	F

Investor yield:	24.74%	Borrower rate/APR:	25.74% / 28.36%	Monthly payment:	$178.72

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Dec-2009	Debt/Income ratio:	16%
TU FICO range:	660-679 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Construction
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,332	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11184022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	25.49%	Borrower rate/APR:	26.49% / 30.43%	Monthly payment:	$405.52

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Jul-2007	Debt/Income ratio:	9%
TU FICO range:	660-679 (Mar-2020)	Inquiries last 6m:	2	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$10,164	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	73%
		Has Mortgage:	No	Borrower's state:	Arizona
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10987826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	60 months	Initial Status:	F

Investor yield:	30.69%	Borrower rate/APR:	31.69% / 34.48%	Monthly payment:	$167.00

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	May-1980	Debt/Income ratio:	34%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$32,588	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Has Mortgage:	No	Borrower's state:	Arkansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Medical / Dental
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11183851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	6.99%	Borrower rate/APR:	7.99% / 10.79%	Monthly payment:	$125.33

Investor servicing fee:	1.00%	Historical Return*:	3.37% - 4.83%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Jun-2000	Debt/Income ratio:	27%
TU FICO range:	780-799 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Clerical
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,472	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Has Mortgage:	Yes	Borrower's state:	New York
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10949525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,850	Term:	36 months	Initial Status:	F

Investor yield:	11.99%	Borrower rate/APR:	12.99% / 16.62%	Monthly payment:	$859.07

Investor servicing fee:	1.00%	Historical Return*:	3.65% - 7.15%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Nov-1998	Debt/Income ratio:	24%
TU FICO range:	700-719 (Feb-2020)	Inquiries last 6m:	4	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	18 / 18	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Realtor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,838	Stated income:	$100,000+
Delinquencies in last 7y:	16	Bankcard utilization:	8%
		Has Mortgage:	Yes	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10965473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	60 months	Initial Status:	F

Investor yield:	20.24%	Borrower rate/APR:	21.24% / 23.74%	Monthly payment:	$190.32

Investor servicing fee:	1.00%	Historical Return*:	3.04% - 8.58%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Aug-2011	Debt/Income ratio:	16%
TU FICO range:	660-679 (Feb-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	2	Current / open credit lines:	11 / 11	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,541	Stated income:	$50,000-74,999
Delinquencies in last 7y:	6	Bankcard utilization:	20%
		Has Mortgage:	Yes	Borrower's state:	Massachusetts
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11183650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	36 months	Initial Status:	F

Investor yield:	28.94%	Borrower rate/APR:	29.94% / 33.96%	Monthly payment:	$127.26

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Sep-2013	Debt/Income ratio:	17%
TU FICO range:	640-659 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$4,633	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	87%
		Has Mortgage:	Yes	Borrower's state:	Maryland
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11181145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$24,500	Term:	60 months	Initial Status:	F

Investor yield:	16.28%	Borrower rate/APR:	17.28% / 19.69%	Monthly payment:	$875.12

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 7.30%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Oct-2004	Debt/Income ratio:	30%
TU FICO range:	720-739 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Teacher
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$21,623	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Has Mortgage:	No	Borrower's state:	Massachusetts
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10987280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Term:	36 months	Initial Status:	F

Investor yield:	19.74%	Borrower rate/APR:	20.74% / 24.54%	Monthly payment:	$319.10

Investor servicing fee:	1.00%	Historical Return*:	3.04% - 8.58%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Jun-2005	Debt/Income ratio:	5%
TU FICO range:	640-659 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	11 / 12	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$12,156	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	65%
		Has Mortgage:	Yes	Borrower's state:	Ohio
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10797797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$28,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$19,600	Term:	36 months	Initial Status:	F

Investor yield:	18.74%	Borrower rate/APR:	19.74% / 23.52%	Monthly payment:	$1,036.87

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 7.30%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Feb-2000	Debt/Income ratio:	42%
TU FICO range:	720-739 (Feb-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	13 / 13	Length of status:	20y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$12,750	Stated income:	$75,000-99,999
Delinquencies in last 7y:	1	Bankcard utilization:	35%
		Has Mortgage:	Yes	Borrower's state:	Washington
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11121397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	36 months	Initial Status:	F

Investor yield:	29.24%	Borrower rate/APR:	30.24% / 34.27%	Monthly payment:	$127.75

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	May-2010	Debt/Income ratio:	13%
TU FICO range:	700-719 (Feb-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Retail Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$5,569	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	16%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11061874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	18.49%	Borrower rate/APR:	19.49% / 23.26%	Monthly payment:	$369.04

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 7.30%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Mar-1996	Debt/Income ratio:	21%
TU FICO range:	640-659 (Mar-2020)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	4	Current / open credit lines:	14 / 14	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$39,815	Stated income:	$75,000-99,999
Delinquencies in last 7y:	12	Bankcard utilization:	68%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11191077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$24,500	Term:	60 months	Initial Status:	F

Investor yield:	7.99%	Borrower rate/APR:	8.99% / 11.21%	Monthly payment:	$726.37

Investor servicing fee:	1.00%	Historical Return*:	3.56% - 6.07%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Jan-1986	Debt/Income ratio:	15%
TU FICO range:	720-739 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	11 / 13	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$36,357	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	30%
		Has Mortgage:	Yes	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11193681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Term:	36 months	Initial Status:	F

Investor yield:	27.94%	Borrower rate/APR:	28.94% / 32.94%	Monthly payment:	$230.30

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	2	First credit line:	Jun-2007	Debt/Income ratio:	54%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	9y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Retail Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$21,868	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Has Mortgage:	No	Borrower's state:	Utah
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11194794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Term:	36 months	Initial Status:	F

Investor yield:	15.24%	Borrower rate/APR:	16.24% / 19.94%	Monthly payment:	$529.13

Investor servicing fee:	1.00%	Historical Return*:	3.27% - 7.30%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Oct-2007	Debt/Income ratio:	13%
TU FICO range:	640-659 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Commission
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,213	Stated income:	$50,000-74,999
Delinquencies in last 7y:	6	Bankcard utilization:	45%
		Has Mortgage:	Yes	Borrower's state:	Nebraska
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11194647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Term:	36 months	Initial Status:	F

Investor yield:	30.82%	Borrower rate/APR:	31.82% / 35.89%	Monthly payment:	$173.82

Investor servicing fee:	1.00%	Historical Return*:	3.29% - 12.52%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Oct-2008	Debt/Income ratio:	25%
TU FICO range:	660-679 (Mar-2020)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$32,450	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Has Mortgage:	Yes	Borrower's state:	Illinois
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11194332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	19.74%	Borrower rate/APR:	20.74% / 24.54%	Monthly payment:	$187.71

Investor servicing fee:	1.00%	Historical Return*:	3.04% - 8.58%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	May-2012	Debt/Income ratio:	20%
TU FICO range:	680-699 (Mar-2020)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Nurse's Aide
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,370	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	78%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11193969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Term:	36 months	Initial Status:	F

Investor yield:	9.99%	Borrower rate/APR:	10.99% / 14.57%	Monthly payment:	$310.97

Investor servicing fee:	1.00%	Historical Return*:	3.56% - 6.07%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Sep-1995	Debt/Income ratio:	39%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	12 / 12	Length of status:	48y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Not available
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$7,483	Stated income:	$25,000-49,999
Delinquencies in last 7y:	4	Bankcard utilization:	27%
		Has Mortgage:	Yes	Borrower's state:	Oregon
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11193975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Term:	60 months	Initial Status:	F

Investor yield:	21.49%	Borrower rate/APR:	22.49% / 25.03%	Monthly payment:	$265.03

Investor servicing fee:	1.00%	Historical Return*:	3.04% - 8.58%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Sep-2004	Debt/Income ratio:	30%
TU FICO range:	740-759 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	21y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,419	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 11193654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	60 months	Initial Status:	F

Investor yield:	27.24%	Borrower rate/APR:	28.24% / 30.93%	Monthly payment:	$312.81

Investor servicing fee:	1.00%	Historical Return*:	3.81% - 10.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of February 29, 2020. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Apr-2013	Debt/Income ratio:	36%
TU FICO range:	700-719 (Mar-2020)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	15 / 15	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$25,481	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.